UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2020

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-444836-0781620

(Commission File Number)(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois60015

(Address of principal executive offices)(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and First Supplemental Indenture

On March 26, 2020 Baxter International Inc. (“Baxter”) entered into an indenture with The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”) (as supplemented by the First Supplemental Indenture, dated March 26, 2020 (the “Supplemental Indenture”), the “Indenture”), relating to the issuance by Baxter of $750,000,000 aggregate principal amount of its 3.750% senior notes due 2025 (the “2025 Notes”) and $500,000,000 aggregate principal amount of its 3.950% senior notes due 2030 (the “2030 Notes” and together with the 2025 Notes, the “Notes”) and each of the 2025 Notes and the 2030 Notes are hereinafter referred to as a “series” of Notes.

The Notes were issued and sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and in offshore transactions to non-U.S. persons pursuant to Regulation S under the Securities Act.

Baxter will use the net proceeds from the sale of the Notes for general corporate purposes, including to strengthen its balance sheet.

Baxter may redeem the 2025 Notes at any time prior to the date that is one month prior to their maturity date and the 2030 Notes at any time prior to the date that is three months prior to their maturity date, in whole at any time or in part, from time to time, at Baxter’s option, at the applicable “make-whole” redemption price.

On or after the date that is one month prior to their maturity date, in the case of the 2025 Notes and three months prior to their maturity date, in the case of the 2030 Notes, such Notes will be redeemable in whole at any time or in part, from time to time, at Baxter’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the date of redemption.

Subject to certain qualifications and exceptions, the Indenture limits Baxter’s ability and the ability of certain of Baxter’s subsidiaries to create liens on assets and limits Baxter’s ability to merge or consolidate with any other entity or sell, transfer or lease all or substantially all of Baxter’s properties and assets.

The Indenture also provides for certain events of default with respect to each series of Notes (subject, in certain cases, to receipt of notice of default and/or customary grace or cure periods), including, but not limited to, (i) failure to pay interest for 30 days, (ii) failure to pay principal or premium when due, (iii) failure to perform, or breach of, any other covenant or warranty in the Indenture for 90 days after notice is given by the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes of such series and (iv) certain specified events of bankruptcy, insolvency or reorganization of Baxter.

Purchase Agreement

The Notes were offered and sold pursuant to a Purchase Agreement (the “Purchase Agreement”), dated as of March 24, 2020, by and among Baxter, Citigroup Global Markets Inc., Goldman Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several purchasers named in Schedule I thereto as Initial Purchasers (the “Initial Purchasers”).

Registration Rights Agreement

On March 26, 2020, Baxter and the Initial Purchasers entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). Baxter agreed under the Registration Rights Agreement to (i) use its commercially reasonable efforts to file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes and (ii) use its commercially reasonable efforts to have such registration statement declared effective under the Securities Act.

If the exchange offer is not completed on or before September 17, 2021, Baxter will use its commercially reasonable efforts to file and will use its commercially reasonable efforts to have become and keep effective a shelf registration statement relating to the resales of the Notes.

If Baxter fails to satisfy this obligation (a “registration default”) under the Registration Rights Agreement, the annual interest rate on the Notes will increase by 0.25% per annum (“additional interest”) for the first 90-day period beginning on the day immediately following such registration default. The annual interest rate on the Notes will increase by an additional 0.25% per annum for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 0.50% per annum. If the registration default is corrected, the applicable interest rate on the Notes will revert to the original level. The payment of additional interest shall be the sole and exclusive remedy for the holders of Notes in the event of a registration default.

If Baxter must pay additional interest, Baxter will pay it to the holders of the Notes in cash on the same dates that it makes other interest payments on the Notes, until the registration default is corrected or the related Note ceases to be a registrable security under the Registration Rights Agreement.

The preceding is a summary of the terms of the Indenture, the Supplemental Indenture and the Registration Rights Agreement, and is qualified in its entirety by reference to the Indenture listed as Exhibit 4.1 to this report, the Supplemental Indenture listed as Exhibit 4.2 to this report and the Registration Rights Agreement listed as Exhibit 4.3 to this report, each of which is incorporated herein by reference as though fully set forth herein.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.  The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description

4.1	Indenture between Baxter International Inc. and The Bank of New York Mellon Trust Company, N.A., dated as of March 26, 2020.
4.2

First Supplemental Indenture, to the Indenture dated as of March 26, 2020, between Baxter International Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of March 26, 2020 (including form of 3.750% Senior Notes due 2025 and form of 3.950% Senior Notes due 2030).

4.3

Registration Rights Agreement, dated as of March 26, 2020, by and among Baxter International Inc. and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the Initial Purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 27, 2020	BAXTER INTERNATIONAL INC.

	By:	/s/ Ellen K. McIntosh
	Name:	Ellen K. McIntosh
	Title:	Senior Vice President, Associate General Counsel and Corporate Secretary

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